UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Corporate Bond Fund	June 30, 2022
TRECX	Investor Class
PACEX	Advisor Class
TECIX	I Class

T. ROWE PRICE EMERGING MARKETS CORPORATE BOND FUND

HIGHLIGHTS

■	The Emerging Markets Corporate Bond Fund underperformed its benchmark on a net-of-fees basis while outperforming its Lipper peer group average for the six months ended June 30, 2022.

■	The financial and real estate sectors were areas of weakness while reduced exposure to Russia was helpful.

■	In terms of overall credit quality positioning, we continued to have a preference for BBB and BB rated issuers.

■	We believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging markets corporate bonds.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The T. Rowe Price Emerging Markets Corporate Bond Fund returned -14.28% for the six months ended June 30, 2022, underperforming its benchmark, the J.P. Morgan Corporate Emerging Market Bond Index Broad Diversified, while outperforming its Lipper peer group average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Stubbornly high inflation, global central bank tightening, and the war between Russia and Ukraine all contributed to a challenging investment environment. U.S. Treasury yields increased significantly amid three Federal Reserve rate hikes and expectations for additional tightening in the near term. As expectations increased for higher rates, growth forecasts were reduced, dragging down investors’ tolerance for risk. This caused credit spreads to notably widen. (Credit spreads measure the additional yield that investors demand to hold a bond with credit risk compared with a high-quality government security with a comparable maturity.)

The financial sector was a source of weakness due to the selection of higher-yielding Latin American banks that underperformed amid weaker investor risk appetite. Positions in Colombian banks Grupo Aval and Banco Davivienda were lower as they were affected by sovereign volatility as well. Reduced exposure to Turkish banks also held back relative performance as the government announced capital injections for state banks. We remain underweight Turkish financials amid concerns about central bank independence and monetary policy decisions. An underweight allocation to the financial sector further weighed on results as the higher-quality sector stands to benefit from increased lending rates, outperforming the broader market. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Positioning in the real estate sector held back relative performance due to both an overweight allocation and security selection decisions. The sector was dragged lower by distress in highly indebted Chinese developers amid tightening domestic financial conditions and a slowing Chinese economy. The portfolio’s selection of higher-yielding Chinese property developers further detracted from results.

Underweight exposure to Russian corporates ahead of the Russian invasion of Ukraine was beneficial. Commodities-focused sectors, such as metals and mining and oil and gas, were sources of strength due to underweight allocations to these sectors that have notable exposures to Russia. Lack of exposure to Russian issuers within the metals and mining sector was constructive, and holdings of miners in Asia and Latin America, such as Tata and Cia de Minas Buenaventura, provided a modest boost to performance. Similarly, avoiding Russian issuers within the oil and gas sector contributed to relative performance. Positions in issuers from African and Asian countries, such as Vivo Energy and Medco, outperformed amid higher energy prices.

The portfolio’s positioning within the consumer sector was supportive, led by effective security selection. Avoiding Macanese gaming credits added to relative performance, as the gaming industry in Macau has been under pressure recently due to coronavirus lockdowns and regulatory uncertainty. A position in Chinese hotelier Huazhu, however, advanced as Chinese coronavirus quarantine restrictions were set to ease. Brazilian sugar producer Cosan also contributed to results, supported by its ties to energy via its ethanol production segment.

The portfolio maintains allocations to select types of derivatives for hedging purposes or to gain exposure to certain sectors or companies. The fund held interest rate derivatives that provided a slight boost to performance.

How is the fund positioned?

We remain defensively positioned relative to history, with space to add risk into any dislocation. Entering the period with a relatively defensive posture, increasing concerns about high inflation and rising rates tempered enthusiasm for fixed income assets and caused us to reduce risk further early in the period. Following sharp declines due to rapid changes in investor sentiment, we modestly added back to risk. We currently hold above-average exposure to investment-grade markets, such as Mexico, Chile, and India, while underweighting frontier markets like Zambia and Nigeria. The fund has a long-term structural underweight to investment-grade bonds from higher-quality Asian emerging markets, such as South Korea and Hong Kong, which are generally quite efficiently priced and offer fewer opportunities to capitalize on market inefficiencies. Throughout the period, however, we rotated some of our exposure regionally from Asia to Latin America and increased exposure to higher-quality countries, such as Israel and Chile. In China, however, policy conditions present short-term challenges, and we have reduced our overweight and are more mindful of risks to the lowest-quality issuers in the market. We eliminated holdings in Ukraine and Russia.

In terms of sector positioning, we remain underweight the cyclical energy and financial sectors while preferring sectors that are driven by domestic consumer spending, such as technology, media, and telecommunications; utilities; and real estate. At the end of the reporting period, the technology, media, and telecommunications sector remained the largest overweight. The fund’s largest underweight is the financial sector due to its higher credit quality, lower yields, and mixed relative value.

In terms of overall credit quality positioning, we continued to deemphasize both the highest- and lowest-quality segments, preferring issuers rated BBB (the lowest investment-grade rating) and BB (the highest noninvestment-grade rating) because these areas generally offer more opportunities to identify good companies with improving fundamentals that are candidates for ratings upgrades. The portfolio’s largest credit quality segment overweight was to BB rated debt. We continued to underweight distressed issuers—companies that carry credit spreads above 1,000 basis points—and bonds with credit ratings of CCC and below, given their history of poor risk-adjusted returns and periodic defaults.

What is portfolio management’s outlook?

Exogenous risks remain a cause for caution. Additionally, idiosyncratic risks in a few markets combined with a global central bank rate-hiking cycle have led to a challenging investment climate. However, recent volatility has moved absolute valuations to unusually attractive levels. Corporate fundamentals and credit metrics are generally healthy but likely at peak levels as supply shortages and rising input prices are pressuring margins in places.

We expect overall market sentiment to be challenged in the near term. Global growth has continued to be disappointing; however, there is a degree of optimism that China’s recovery will gain more traction in the coming months. Despite the weak economic backdrop, some companies appear to be managing the macro issues well from an operational perspective, and balance sheets have benefited from a period of deleveraging. The absence of upcoming maturities should also keep default rates contained over the near term. We will be actively monitoring the second-quarter 2022 earnings season to further assess how companies are managing the challenging climate.

Growth recoveries are slowing in some markets as inflation pressures build and the monetary policy trajectory is now less accommodative for growth. However, emerging markets corporate debt continues to offer a substantial yield premium and broadly sound fundamentals, making the asset class compelling on a risk-adjusted basis relative to other credit sectors.

In this uncertain environment, we believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging markets corporate bonds. As always, our process is centered around bottom-up, fundamental research and effective security selection. This approach will become increasingly important as the market environment becomes less beta-driven and fundamentals come back to the fore.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: Information has been obtained from sources believed to be reliable, but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2022, J.P. Morgan Chase & Co. All rights reserved.

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical  $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 0.4%		
Corporate Bonds 0.4%		
YPF, STEP, 4.00%, 2/12/26 (USD) (1)	702,080	549
YPF, STEP, 4.00%, 2/12/26 (USD)	2,725,000	2,131
Total Argentina (Cost $3,201)		**2,680**
BRAZIL 5.6%		
Convertible Bonds 0.2%		
MercadoLibre, 2.00%, 8/15/28 (USD)	880,000	1,417
		1,417
Corporate Bonds 5.4%		
Azul Investments, 7.25%, 6/15/26 (USD) (1)	2,655,000	1,824
Braskem Netherlands Finance, 4.50%, 1/31/30 (USD)	4,400,000	3,764
BRF, 4.875%, 1/24/30 (USD)	5,110,000	4,055
Cosan Overseas, 8.25% (USD) (2)	4,850,000	4,822
CSN Resources, 5.875%, 4/8/32 (USD) (1)	1,495,000	1,140
Globo Comunicacao e Participacoes, 4.875%, 1/22/30 (USD) (1)	2,700,000	2,116
Globo Comunicacao e Participacoes, 4.875%, 1/22/30 (USD)	2,150,000	1,685
Globo Comunicacao e Participacoes, 5.50%, 1/14/32 (USD) (1)	3,950,000	3,078
Globo Comunicacao e Participacoes, 5.50%, 1/14/32 (USD)	1,500,000	1,169
Klabin Austria, 3.20%, 1/12/31 (USD)	6,350,000	4,855
MARB BondCo, 3.95%, 1/29/31 (USD)	4,600,000	3,542
Suzano Austria, 5.00%, 1/15/30 (USD)	1,500,000	1,369
Suzano Austria, 7.00%, 3/16/47 (USD)	3,500,000	3,347
		36,766
Total Brazil (Cost $47,173)		**38,183**
CHILE 9.3%		
Corporate Bonds 9.3%		
AES Andes, VR, 7.125%, 3/26/79 (USD) (1)(3)	11,035,000	10,040
AES Andes, VR, 7.125%, 3/26/79 (USD) (3)	400,000	364
Agrosuper, 4.60%, 1/20/32 (USD) (1)	6,810,000	5,847
Agrosuper, 4.60%, 1/20/32 (USD)	1,200,000	1,030
ATP Tower Holdings, 4.05%, 4/27/26 (USD)	3,480,000	2,881
CAP, 3.90%, 4/27/31 (USD)	5,375,000	4,223
Celulosa Arauco y Constitucion, 5.15%, 1/29/50 (USD)	4,925,000	4,036
Empresa Nacional de Telecomunicaciones, 4.75%, 8/1/26 (USD)	4,400,000	4,296
Enel Chile, 4.875%, 6/12/28 (USD)	5,760,000	5,516
Falabella, 3.375%, 1/15/32 (USD) (1)	6,090,000	4,975

Interchile, 4.50%, 6/30/56 (USD) (1)	6,590,000	5,434
Kenbourne Invest, 4.70%, 1/22/28 (USD) (1)	4,435,000	3,402
Kenbourne Invest, 4.70%, 1/22/28 (USD)	1,325,000	1,016
Sociedad de Transmision Austral, 4.00%, 1/27/32 (USD) (1)	4,900,000	3,814
VTR Comunicaciones, 4.375%, 4/15/29 (USD) (1)	9,650,000	6,617
Total Chile (Cost $77,464)		**63,491**
CHINA 7.1%		
Convertible Bonds 1.3%		
Huazhu Group, 3.00%, 5/1/26 (USD)	2,119,000	2,510
Vnet Group, Zero Coupon, 2/1/26 (USD)	7,770,000	6,331
		8,841
Corporate Bonds 5.8%		
China Mengniu Dairy, 1.875%, 6/17/25 (USD)	4,200,000	3,927
China Oil & Gas Group, 4.70%, 6/30/26 (USD)	3,732,000	3,289
Contemporary Ruiding Development, 2.625%, 9/17/30 (USD)	4,400,000	3,649
Country Garden Holdings, 5.625%, 1/14/30 (USD)	6,955,000	3,112
Health & Happiness H&H International Holdings, 5.625%, 10/24/24 (USD)	6,145,000	5,377
Huarong Finance, 4.95%, 11/7/47 (USD)	2,950,000	2,080
Kaisa Group Holdings, 11.25%, 4/9/23 (USD) (4)(5)	1,000,000	140
Kaisa Group Holdings, 11.95%, 10/22/22 (USD) (4)(5)	5,275,000	732
Lenovo Group, 5.875%, 4/24/25 (USD)	4,170,000	4,294
Shimao Group Holdings, 3.45%, 1/11/31 (USD)	3,697,000	417
Tencent Holdings, 3.29%, 6/3/60 (USD)	430,000	285
Tencent Holdings, 3.84%, 4/22/51 (USD)	1,430,000	1,112
West China Cement, 4.95%, 7/8/26 (USD)	4,618,000	3,736
Yunda Holding Investment, 2.25%, 8/19/25 (USD)	4,350,000	3,956
Zhongsheng Group Holdings, 3.00%, 1/13/26 (USD)	4,200,000	3,916
		40,022
Total China (Cost $62,768)		**48,863**
COLOMBIA 5.7%		
Corporate Bonds 5.7%		
Banco Davivienda, VR, 6.65% (USD) (1)(2)(3)	8,900,000	7,126
Banco de Bogota, 4.375%, 8/3/27 (USD)	3,805,000	3,350
Banco de Bogota, 6.25%, 5/12/26 (USD)	4,910,000	4,674
Bancolombia, VR, 4.625%, 12/18/29 (USD) (3)	4,210,000	3,681
Canacol Energy, 5.75%, 11/24/28 (USD) (1)	5,765,000	4,680
Ecopetrol, 5.875%, 5/28/45 (USD)	4,800,000	3,276
GCM Mining, 6.875%, 8/9/26 (USD) (1)	5,350,000	4,194
Geopark, 5.50%, 1/17/27 (USD)	2,310,000	1,939

Grupo Aval, 4.375%, 2/4/30 (USD)	8,350,000	6,243
Total Colombia (Cost $48,611)		**39,163**
GEORGIA 0.8%		
Corporate Bonds 0.8%		
Georgian Railway, 4.00%, 6/17/28 (USD) (1)	5,312,000	4,437
Georgian Railway, 4.00%, 6/17/28 (USD)	850,000	710
Total Georgia (Cost $6,177)		**5,147**
GHANA 0.9%		
Corporate Bonds 0.9%		
Kosmos Energy, 7.125%, 4/4/26 (USD)	4,150,000	3,533
Kosmos Energy, 7.50%, 3/1/28 (USD)	3,450,000	2,866
Total Ghana (Cost $7,400)		**6,399**
GUATEMALA 0.4%		
Corporate Bonds 0.4%		
CT Trust, 5.125%, 2/3/32 (USD) (1)	3,390,000	2,723
Total Guatemala (Cost $3,390)		**2,723**
HONG KONG 0.9%		
Corporate Bonds 0.6%		
PCPD Capital, 5.125%, 6/18/26 (USD)	4,322,000	3,906
		3,906
Government Bonds 0.3%		
Airport Authority, 2.625%, 2/4/51 (USD)	3,150,000	2,243
		2,243
Total Hong Kong (Cost $6,682)		**6,149**
INDIA 7.7%		
Corporate Bonds 6.3%		
ABJA Investment, 5.45%, 1/24/28 (USD)	5,055,000	4,796
ABJA Investment, 5.95%, 7/31/24 (USD)	4,340,000	4,356
Adani Electricity Mumbai, 3.867%, 7/22/31 (USD)	4,650,000	3,678
Adani International Container Terminal, 3.00%, 2/16/31 (USD)	7,392,000	6,280
Adani Renewable Energy RJ, 4.625%, 10/15/39 (USD)	7,147,325	5,348
CA Magnum Holdings, 5.375%, 10/31/26 (USD) (1)	1,020,000	886
CA Magnum Holdings, 5.375%, 10/31/26 (USD)	1,480,000	1,286
Greenko Power II, 4.30%, 12/13/28 (USD) (1)	6,295,100	5,044

HCL America, 1.375%, 3/10/26 (USD)	4,000,000	3,605
Reliance Industries, 3.667%, 11/30/27 (USD)	2,050,000	1,984
Tata Motors, 5.75%, 10/30/24 (USD)	400,000	399
Tata Motors, 5.875%, 5/20/25 (USD)	600,000	594
TML Holdings Pte, 5.50%, 6/3/24 (USD)	4,775,000	4,626
		42,882
Government Bonds 1.4%		
Export-Import Bank of India, 3.375%, 8/5/26 (USD)	9,900,000	9,455
		9,455
Total India (Cost $58,239)		**52,337**
INDONESIA 5.7%		
Corporate Bonds 5.7%		
Bank Negara Indonesia Persero, 3.75%, 3/30/26 (USD)	7,515,000	6,838
Freeport Indonesia, 6.20%, 4/14/52 (USD) (1)	6,050,000	5,275
Minejesa Capital, 5.625%, 8/10/37 (USD)	7,300,000	5,920
Pakuwon Jati, 4.875%, 4/29/28 (USD)	4,215,000	3,622
Pertamina Persero, 6.50%, 11/7/48 (USD)	3,200,000	3,256
Perusahaan Listrik Negara, 4.875%, 7/17/49 (USD) (1)	325,000	254
Perusahaan Listrik Negara, 4.875%, 7/17/49 (USD)	2,400,000	1,874
Tower Bersama Infrastructure, 2.75%, 1/20/26 (USD)	6,450,000	5,853
Tower Bersama Infrastructure, 4.25%, 1/21/25 (USD)	5,950,000	5,771
Total Indonesia (Cost $44,457)		**38,663**
ISRAEL 4.4%		
Corporate Bonds 4.4%		
ICL Group, 6.375%, 5/31/38 (USD) (1)	7,150,000	7,034
Israel Electric, 4.25%, 8/14/28 (USD) (1)	4,700,000	4,524
Leviathan Bond, 6.125%, 6/30/25 (USD) (1)	8,050,000	7,587
Teva Pharmaceutical Finance Netherlands III, 3.15%, 10/1/26 (USD)	1,700,000	1,394
Teva Pharmaceutical Finance Netherlands III, 4.10%, 10/1/46 (USD)	550,000	342
Teva Pharmaceutical Finance Netherlands III, 4.75%, 5/9/27 (USD)	6,675,000	5,757
Teva Pharmaceutical Finance Netherlands III, 6.00%, 4/15/24 (USD)	1,050,000	1,034
Teva Pharmaceutical Finance Netherlands III, 6.75%, 3/1/28 (USD)	2,950,000	2,747
Total Israel (Cost $34,836)		**30,419**

JAMAICA 0.9%		
Corporate Bonds 0.9%		
Digicel, 6.75%, 3/1/23 (USD)	4,025,000	2,426
Digicel Group Holdings, (8.000% Cash and 2.000% PIK or 10% PIK), 10.00%, 4/1/24 (USD) (6)	2,362,806	2,293
Digicel International Finance, 8.00%, 12/31/26 (USD) (1)	270,688	183
Digicel International Finance, 8.75%, 5/25/24 (USD) (1)	1,068,067	995
Total Jamaica (Cost $7,453)		**5,897**
KAZAKHSTAN 1.1%		
Corporate Bonds 1.1%		
KazMunayGas National, 5.75%, 4/19/47 (USD)	2,100,000	1,612
Tengizchevroil Finance International, 4.00%, 8/15/26 (USD)	6,600,000	5,637
Total Kazakhstan (Cost $9,565)		**7,249**
KUWAIT 1.4%		
Corporate Bonds 1.4%		
Equate Petrochemical, 2.625%, 4/28/28 (USD) (1)	2,090,000	1,860
Equate Petrochemical, 4.25%, 11/3/26 (USD) (1)	1,635,000	1,607
Equate Petrochemical, 4.25%, 11/3/26 (USD)	6,475,000	6,362
Total Kuwait (Cost $10,876)		**9,829**
MALAYSIA 1.4%		
Convertible Bonds 0.1%		
Cerah Capital, Zero Coupon, 8/8/24 (USD)	800,000	796
		796
Corporate Bonds 1.3%		
Axiata Spv5 Labuan, 3.064%, 8/19/50 (USD)	4,950,000	3,555
TNB Global Ventures Capital, 3.244%, 10/19/26 (USD)	5,625,000	5,427
		8,982
Total Malaysia (Cost $11,376)		**9,778**
MAURITIUS 1.0%		
Corporate Bonds 1.0%		
Axian Telecom, 7.375%, 2/16/27 (USD) (1)	5,860,000	5,662
Axian Telecom, 7.375%, 2/16/27 (USD)	1,100,000	1,063
Total Mauritius (Cost $6,935)		**6,725**

MEXICO 9.5%

Corporate Bonds 8.2%

America Movil, 5.375%, 4/4/32 (USD) (1)	3,700,000	3,292
Axtel, 6.375%, 11/14/24 (USD) (1)	5,954,000	5,250
Banco Mercantil del Norte, VR, 5.875% (USD) (1)(2)(3)	3,550,000	2,947
Banco Mercantil del Norte, VR, 6.75% (USD) (2)(3)	800,000	756
Banco Mercantil del Norte, VR, 7.625% (USD) (2)(3)	2,900,000	2,693
Banco Santander Mexico, 5.375%, 4/17/25 (USD) (1)	2,300,000	2,312
BBVA Bancomer, VR, 5.125%, 1/18/33 (USD) (3)	5,455,000	4,628
BBVA Bancomer, VR, 5.35%, 11/12/29 (USD) (3)	470,000	437
BBVA Bancomer, VR, 5.875%, 9/13/34 (USD) (1)(3)	5,925,000	5,261
Cometa Energia, 6.375%, 4/24/35 (USD) (1)	6,394,800	6,190
Cometa Energia, 6.375%, 4/24/35 (USD)	876,000	848
Controladora Mabe, 5.60%, 10/23/28 (USD) (1)	1,370,000	1,394
Corp Inmobiliaria Vesta, 3.625%, 5/13/31 (USD) (1)	3,840,000	3,056
Industrias Penoles, 4.75%, 8/6/50 (USD) (1)	2,300,000	1,830
Metalsa, 3.75%, 5/4/31 (USD) (1)	7,542,000	5,340
Orbia Advance, 5.50%, 1/15/48 (USD) (1)	3,620,000	3,051
Orbia Advance, 5.875%, 9/17/44 (USD)	2,280,000	2,047
Sigma Finance Netherlands, 4.875%, 3/27/28 (USD) (1)	2,010,000	1,864
Sixsigma Networks Mexico, 7.50%, 5/2/25 (USD)	3,600,000	3,198
		56,394

Government Bonds 1.3%

Petroleos Mexicanos, 6.50%, 3/13/27 (USD)	6,975,000	6,069
Petroleos Mexicanos, 6.75%, 9/21/47 (USD)	4,400,000	2,732
		8,801
Total Mexico (Cost $78,187)		**65,195**

MOROCCO 1.2%

Corporate Bonds 1.2%

Vivo Energy Investments, 5.125%, 9/24/27 (USD) (1)	4,700,000	4,487
Vivo Energy Investments, 5.125%, 9/24/27 (USD)	3,850,000	3,676
Total Morocco (Cost $8,851)		**8,163**

OMAN 3.0%

Corporate Bonds 3.0%

Bank Muscat, 4.75%, 3/17/26 (USD)	3,700,000	3,565
Lamar Funding, 3.958%, 5/7/25 (USD)	3,150,000	2,996
OmGrid Funding, 5.196%, 5/16/27 (USD)	6,930,000	6,574
Oztel Holdings, 5.625%, 10/24/23 (USD)	750,000	753

Oztel Holdings, 6.625%, 4/24/28 (USD)	6,750,000	6,818
Total Oman (Cost $21,821)		**20,706**
PANAMA 2.1%		
Corporate Bonds 2.1%		
Banco General, VR, 5.25% (USD) (1)(2)(3)	6,115,000	5,595
C&W Senior Financing, 6.875%, 9/15/27 (USD) (1)	4,600,000	4,141
Sable International Finance, 5.75%, 9/7/27 (USD) (1)	979,000	900
Sable International Finance, 5.75%, 9/7/27 (USD)	3,901,000	3,585
Total Panama (Cost $16,110)		**14,221**
PARAGUAY 1.0%		
Corporate Bonds 1.0%		
Telefonica Celular del Paraguay, 5.875%, 4/15/27 (USD) (1)	6,325,000	5,811
Telefonica Celular del Paraguay, 5.875%, 4/15/27 (USD)	1,325,000	1,217
Total Paraguay (Cost $7,955)		**7,028**
PERU 3.3%		
Corporate Bonds 3.3%		
Banco de Credito del Peru, VR, 3.25%, 9/30/31 (USD) (1)(3)	7,135,000	6,264
Cia de Minas Buenaventura, 5.50%, 7/23/26 (USD)	5,150,000	4,644
Consorcio Transmantaro, 5.20%, 4/11/38 (USD) (1)	1,840,000	1,646
Corp Financiera de Desarrollo, 2.40%, 9/28/27 (USD)	4,900,000	4,151
InRetail Consumer, 3.25%, 3/22/28 (USD) (1)	4,295,000	3,572
Petroleos del Peru, 5.625%, 6/19/47 (USD)	3,200,000	2,181
Total Peru (Cost $25,650)		**22,458**
PHILIPPINES 3.8%		
Corporate Bonds 3.8%		
FPC Resources, 4.375%, 9/11/27 (USD)	3,897,000	3,730
Globe Telecom, 2.50%, 7/23/30 (USD)	2,420,000	1,942
Globe Telecom, 3.00%, 7/23/35 (USD)	2,825,000	2,069
Globe Telecom, VR, 4.20% (USD) (2)(3)	1,600,000	1,508
ICTSI Treasury, 3.50%, 11/16/31 (USD)	3,850,000	3,235
International Container Terminal Services, 4.75%, 6/17/30 (USD)	6,470,000	6,066
Manila Water, 4.375%, 7/30/30 (USD)	8,000,000	7,360
Total Philippines (Cost $29,671)		**25,910**

QATAR 0.9%		
Corporate Bonds 0.9%		
Qatar Energy, 3.125%, 7/12/41 (USD) (1)	4,420,000	3,477
Qatar Energy, 3.125%, 7/12/41 (USD)	3,300,000	2,596
Total Qatar (Cost $7,751)		**6,073**
SAUDI ARABIA 3.8%		
Corporate Bonds 3.0%		
Acwa Power Management & Investments One, 5.95%, 12/15/39 (USD)	7,642,684	7,761
Dar Al-Arkan Sukuk, 6.875%, 3/21/23 (USD)	5,500,000	5,532
Saudi Electricity Global Sukuk, 5.06%, 4/8/43 (USD)	7,500,000	7,245
		20,538
Government Bonds 0.8%		
Saudi Arabian Oil, 4.25%, 4/16/39 (USD) (1)	2,150,000	1,993
Saudi Arabian Oil, 4.25%, 4/16/39 (USD)	3,500,000	3,244
		5,237
Total Saudi Arabia (Cost $29,397)		**25,775**
SINGAPORE 0.2%		
Convertible Bonds 0.2%		
Sea, 0.25%, 9/15/26 (USD)	1,890,000	1,388
Total Singapore (Cost $1,890)		**1,388**
SOUTH KOREA 0.4%		
Corporate Bonds 0.4%		
Shinhan Bank, 4.00%, 4/23/29 (USD)	1,225,000	1,175
Shinhan Bank, 4.50%, 3/26/28 (USD)	1,700,000	1,686
Total South Korea (Cost $3,247)		**2,861**
TANZANIA 0.4%		
Corporate Bonds 0.4%		
HTA Group, 7.00%, 12/18/25 (USD) (1)	1,055,000	907
HTA Group, 7.00%, 12/18/25 (USD)	2,350,000	2,019
Total Tanzania (Cost $3,518)		**2,926**

THAILAND 4.7%		
Corporate Bonds 4.7%		
Bangkok Bank, VR, 3.466%, 9/23/36 (USD) (1)(3)	2,270,000	1,902
Bangkok Bank, VR, 3.733%, 9/25/34 (USD) (1)(3)	3,380,000	2,966
Bangkok Bank, VR, 3.733%, 9/25/34 (USD) (3)	6,700,000	5,880
GC Treasury Center, 5.20%, 3/30/52 (USD) (1)	2,440,000	2,138
Indorama Ventures Global Services, 4.375%, 9/12/24 (USD)	3,835,000	3,793
Kasikornbank, VR, 3.343%, 10/2/31 (USD) (3)	5,979,000	5,387
PTTEP Treasury Center, 2.587%, 6/10/27 (USD) (1)	2,288,000	2,119
PTTEP Treasury Center, 2.587%, 6/10/27 (USD)	950,000	880
PTTEP Treasury Center, 3.903%, 12/6/59 (USD)	1,000,000	800
Thaioil Treasury Center, 3.50%, 10/17/49 (USD)	9,630,000	6,266
Total Thailand (Cost $37,413)		**32,131**
TURKEY 1.5%		
Corporate Bonds 1.5%		
Akbank TAS, 6.80%, 2/6/26 (USD)	2,350,000	2,109
Turk Telekomunikasyon, 6.875%, 2/28/25 (USD) (1)	995,000	892
Turk Telekomunikasyon, 6.875%, 2/28/25 (USD)	2,950,000	2,643
Turkiye Sise ve Cam Fabrikalari, 6.95%, 3/14/26 (USD)	4,914,000	4,390
Total Turkey (Cost $11,401)		**10,034**
UNITED ARAB EMIRATES 3.3%		
Corporate Bonds 3.3%		
EMG SUKUK, 4.564%, 6/18/24 (USD)	8,650,000	8,661
Emirates NBD Bank, VR, 6.125% (USD) (2)(3)	7,090,000	7,100
MAF Global Securities, VR, 6.375% (USD) (2)(3)	6,799,000	6,593
Total United Arab Emirates (Cost $23,882)		**22,354**
UNITED KINGDOM 0.0%		
Common Stocks 0.0%		
Mriya Farming (5)(7)	758	–
Total United Kingdom (Cost $–)		**–**
UNITED STATES 1.5%		
Corporate Bonds 1.5%		
Hyundai Capital America, 3.50%, 11/2/26	4,100,000	3,895
LCPR Senior Secured Financing, 5.125%, 7/15/29 (1)	4,350,000	3,659

LCPR Senior Secured Financing, 6.75%, 10/15/27 (1)	3,208,000	2,988
Total United States (Cost $11,776)		**10,542**
UZBEKISTAN 0.7%		
Corporate Bonds 0.7%		
Ipoteka-Bank ATIB, 5.50%, 11/19/25 (USD)	5,150,000	4,772
Total Uzbekistan (Cost $5,273)		**4,772**
VIETNAM 1.0%		
Corporate Bonds 1.0%		
Mong Duong Finance Holdings, 5.125%, 5/7/29 (USD) (1)	1,080,000	874
Mong Duong Finance Holdings, 5.125%, 5/7/29 (USD)	7,225,000	5,843
Total Vietnam (Cost $8,283)		**6,717**
SHORT-TERM INVESTMENTS 1.1%		
Money Market Funds 1.1%		
T. Rowe Price Government Reserve Fund, 1.33% (8)(9)	7,814,492	7,814
Total Short-Term Investments (Cost $7,814)		**7,814**
Total Investments in Securities		
98.1% of Net Assets		
(Cost $786,493)		**$ 670,763**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $211,025 and represents 30.9% of net assets.

(2) Perpetual security with no stated maturity date.

(3) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(4) Security is in default or has failed to make a scheduled interest and/or principal payment.

(5) Non-income producing

(6) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(7) See Note 2. Level 3 in fair value hierarchy.

(8) Seven-day yield

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Corporate Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and, secondarily, capital appreciation. The fund has three classes of shares: the Emerging Markets Corporate Bond Fund (Investor Class), the Emerging Markets Corporate Bond Fund–Advisor Class (Advisor Class), and the Emerging Markets Corporate Bond Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of June 30, 2022, cash of $1,553,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 4% and 9% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $198,103,000 and $234,622,000, respectively, for the six months ended June 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2021, the fund had $15,770,000 of available capital loss carryforwards.

At June 30, 2022, the cost of investments for federal income tax purposes was $788,014,000. Net unrealized loss aggregated $117,601,000 at period-end, of which $560,000 related to appreciated investments and $118,161,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.41% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2022, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $712,000 remain subject to repayment by the fund at June 30, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $63,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Approval of New Subadvisory Agreement
At a meeting held on February 2, 2022 (February 2022 Meeting), the fund’s Board of Directors (Board) considered the initial approval of a new investment subadvisory agreement (Subadvisory Contract) that the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), entered into with T. Rowe Price Hong Kong Limited (Subadviser) on behalf of the fund. The Subadvisory Contract authorizes the Subadviser to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that the Adviser will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund.

At the February 2022 Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and its Adviser. At the time of the February 2022 Meeting, the fund’s Advisory Contract had most recently been approved by the Board at a meeting held on March 8–9, 2021 (March 2021 Meeting). The factors considered by the Board at the February 2022 Meeting in connection with approval of the proposed Subadvisory Contract were substantially similar to the factors considered at the March 2021 Meeting in connection with the approval to continue the Advisory Contract. A discussion of the basis for the Board’s approval of the Advisory Contract at the March 2021 Meeting had been included in the fund’s semiannual shareholder report for the period ended June 30, 2021.

Following discussion at the February 2022 Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Adviser and Subadviser on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective February 3, 2022, with the initial term extending through April 30, 2024. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Continuation of Investment Management Agreement
At a meeting held on March 7–8, 2022 (March 2022 Meeting), the fund’s Board considered the continuation of the Advisory Contract between the fund and its Adviser. At the March 2022 Meeting, the Board did not consider the continuation of the Subadvisory Contract in place on behalf of the fund since that agreement was recently approved at the February 2022 Meeting and does not expire until April 30, 2024. At the March 2022 Meeting, the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the March 2022 Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the March 2022 Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations). At a meeting held in July 2021, the Board approved lowering the fund’s individual fund fee rate from 0.50% to 0.41% effective October 1, 2021. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the fourth quintile (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and third quintile (Expense Universe); and the fund’s total expenses ranked in the fourth quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

Management provided the Board with additional information with respect to the fund’s relative management fees and total expenses ranking in the fourth quintile and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, at the March 2022 Meeting the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022